MERRILL LYNCH GROWTH FUND

                         Supplement dated July 11, 2001
                      to Prospectus dated February 16, 2001


            On June 20, 2001, the Board of Trustees of Merrill Lynch Growth Fund (the "Fund") approved, subject to shareholder and regulatory approvals, a reorganization pursuant to which the assets of the Fund will be acquired, and the liabilities of the Fund will be assumed, by Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth Fund") in return for an equal aggregate value of newly issued shares of Fundamental Growth Fund. Shareholders of the Fund will receive shares of Fundamental Growth Fund with the same value, and of the same class (including the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges, if any)), as the shares of the Fund held immediately prior to the reorganization. While the Fund's investment objective is to seek growth of capital and, secondarily, income, Fundamental Growth Fund's investment objective is to seek long-term growth of capital. The Fund will deregister as an investment company and dissolve under state law after the reorganization takes place. A special shareholders meeting has been called for October 15, 2001 to consider these matters. Before this meeting, shareholders will receive a proxy statement containing additional information about the proposed reorganization.


Code # 10479-0201ALL